The Education Fund
Dear Shareholder,                                             Fall 2001
                                                              ---------

For the year ended November 30, 2001, our expectations for navigating a difficult year in the Education Fund were met, in spite of the shock and disruption following the September 11 terrorist attacks. The post-secondary stocks posted solid gains in 2001 despite an intense regulatory environment and investor's concerns regarding bad debt expense and the potential for enrollment growth deceleration. The K-12 sector posted mixed results, primarily due to fears about the slowing economy's impact on spending in the K-12 market. The majority of annual K-12 spending comes from state and local government funds. Due to fiscal budget deficits, several states are considering or have recently announced education budget cuts.

Looking forward, we believe that the prospects for the education industry suggest continued out-performance. We favor the post-secondary group, currently our largest concentration, due to the industry's solid and anticipated growth in enrollments among the working adult and high school graduate markets and due to the industry's above-average pricing power. The increased Federal focus on school reform should provide, in our opinion, a further catalyst to the Fund's performance due to meaningful funding gains from the Elementary and Secondary Education Act (ESEA). Congress recently voted to reauthorize the ESEA, the primary source of Federal funding, and the President signed the bill into law in early January 2002. The bill aims to focus Federal education aid to public schools with large numbers of underprivileged children. The bill also requires annual student performance measurement in the areas of reading and math and holds schools more accountable for each child's progress. We believe there are significant opportunities for the for-profit education providers, particularly in the areas of teacher training, student tutoring, private management of public schools and educational software.

Finally, we believe the distance learning, or eLearning, market is poised to benefit from increasing proportions of corporate training budgets and an economic recovery. The Internet is proving to be a productive and cost-effective distribution tool for corporate training and lifelong learning. According to the International Data Corp., as reported by Business Week, (January 14, 2002) spending on eLearning by companies could grow over 70% to $7.3 billion in 2002.

We believe that your fund is well positioned to take advantage of the positive education industry fundamentals.

Roger DeCort               Owen Quattlebaum          Christine McDermott
Chairman                   Chief Investment Officer  Portfolio Manager
ATC Funds, Inc.            Avalon Trust Company      Avalon Trust Company

This report is intended for the Fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

For a prospectus and more information, including charges and expenses, call toll free 1-866-375-7008. The prospectus should be read carefully before investing. Past performance does not guarantee future results. The material contains forward-looking statements regarding the intent, beliefs, or current expectations of the author. Such forward-looking statements are not a guarantee of future performance, involve risks and uncertainties, and actual results may differ materially from those statements as a result of various factors. The views expressed are subject to change based on market and other conditions.

Distributed by Unified Financial Securities, Inc., 431 N. Pennsylvania St. Indianapolis, IN 46204. Member NASD and SIPC



Discussion of Fund Performance

                              The Education Fund




                 3 Month     6 Month        Year        Total Return
                  Total       Total        To Date    Since Inception
                 Return      Return        Return  (December 12, 2000)
--------------------------------------------------------------------------------

The Fund        -9.18%       -9.85%        -3.45%        -2.10%
S&P 500 Index   10.58%       -5.64%       -11.96%        -8.18%


 The Fund - $S&P9500 - $8,770
     12/12/00   10,000.00      10,000.00
     12/31/00   10,140.00      10,049.06
      1/31/01   10,630.00      10,405.37
      2/28/01   10,440.00       9,457.20
      3/31/01    9,680.00       8,858.17
      4/30/01   10,540.00       9,545.99
      5/31/01   10,860.00       9,609.99
      6/30/01   12,060.00       9,376.18
      7/31/01   11,770.00       9,283.83
      8/31/01   10,780.00       8,703.23
      9/30/01    9,410.00       8,000.70
     10/31/01    9,540.00       8,153.50
     11/30/01    9,790.00       8,770.18


         This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on December 12, 2000 (commencement of operations) and held through November 30, 2001. The S&P 500 Index is a widely recognized unmanaged index of equity prices and are representative of a broader market and range of securities than is found in the Education Fund portfolio. Individuals cannot invest directly in this Index. Performance figures reflect the change in value of equity in the Index, and are not annualized. The Index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Avalon Education Fund, please call 1- 866-375-7008 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

The Education Fund
Schedule of Investments - November 30, 2001

Common Stocks - 88.0%                                            Shares                        Value

Books:  Publishing or Publishing & Printing - 8.7%
McGraw-Hill Companies, Inc.                                                1,200                  $ 67,800
Scholastic Corp. (a)                                                       2,000                    86,900
                                                                                          -----------------
                                                                                          -----------------
                                                                                                   154,700
                                                                                          -----------------
                                                                                          -----------------
Cable & Other Pay Television Services  - 10.8%
Liberty Media Corp. - Class A (a)                                          2,000                    26,300
Cablevision Systems Corp. 'A' (a)                                          1,000                    42,040
Cox Communications, Inc. 'A' (a)                                           1,500                    58,425
Viacom, Inc. - Class B (a)                                                 1,500                    65,475
                                                                                          -----------------
                                                                                          -----------------
                                                                                                   192,240
                                                                                          -----------------
                                                                                          -----------------
Computer & Office Equipment - 1.9%
International Business Machines Corp.                                   300                         34,677
                                                                                          -----------------
                                                                                          -----------------

Miscellaneous Publishing - 2.0%
PLATO Learning, Inc. (a)                                              2,500                         34,975
                                                                                          -----------------
                                                                                          -----------------

Newspapers:  Publishing or Publishing & Printing - 4.5%
New York Times Co. 'A'                                                     1,750                    79,538
                                                                                          -----------------
                                                                                          -----------------

Services - Business Services - 3.1%
DigitalThink, Inc. (a)                                                     5,500                    46,310
Docent, Inc. (a)                                                           4,500                     9,765
                                                                                          -----------------
                                                                                          -----------------
                                                                                                    56,075
                                                                                          -----------------
                                                                                          -----------------
Services - Child Day Care Services - 4.1%
Bright Horizons Family Solutions, Inc. (a)                                 3,000                    72,810
                                                                                          -----------------
                                                                                          -----------------

Services - Computer Programming, Data
   Processing, Etc. - 4.4%
AOL Time Warner, Inc. (a)                                                  2,225                    77,653
                                                                                          -----------------
                                                                                          -----------------

Services - Educational Services - 31.9%
Apollo Group, Inc. 'A' (a)                                                 1,500                    67,320
Career Education Corp. (a)                                                 2,500                    78,175
Corinthian Colleges, Inc. (a)                                              1,700                    58,956
DeVry, Inc. (a)                                                            1,000                    25,990
Edison Schools, Inc. 'A' (a)                                               4,000                    77,760
Education Management Corp. (a)                                             1,000                    36,800
ITT Educational Services, Inc. (a)                                         1,500                    56,025
Strayer Education, Inc.                                                    1,200                    56,400
Sylvan Learning Systems, Inc. (a)                                          4,500                    88,830
USA Education, Inc.                                                           250                   21,267
                                                                                          -----------------
                                                                                          -----------------
                                                                                                   567,523
                                                                                          -----------------
                                                                                          -----------------
Services - Miscellaneous Amusement & Recreation - 1.7%
ProQuest Company (a)                                                  1,000                         31,150
                                                                                          -----------------
                                                                                          -----------------

See accompanying notes which are an integral part of the financial statements.

The Education Fund
Schedule of Investments - November 30, 2001

Common Stocks - continued

Services - Prepackaged Software - 12.1%
Renaissance Learning, Inc. (a)                                             1,000                  $ 24,980
Riverdeep Group Plc (a) (c)                                                2,500                    51,375
SkillSoft Corp. (a)                                                        3,000                    71,730
SmartForce Plc  (a) (c)                                                    3,000                    66,870
                                                                                          -----------------
                                                                                          -----------------
                                                                                                   214,955
                                                                                          -----------------
                                                                                          -----------------
Wholesale - Paper & Paper Products - 2.8%
School Specialty, Inc. (a)                                                 2,000                    50,300
                                                                                          -----------------
                                                                                          -----------------

TOTAL COMMON STOCKS (Cost $1,552,378)                                                            1,566,596
                                                                                          -----------------
                                                                                          -----------------




                                                                Principal
                                                                 Amount                        Value
Common Trust Funds - 12.2%
Money Market Fiduciary 3.93% (b) (Cost $217,317)                    217,317                      $ 217,317
                                                                                          -----------------
                                                                                          -----------------

TOTAL INVESTMENTS - 100.2%  (Cost $1,769,695)                                                    1,783,913
                                                                                          -----------------
                                                                                          -----------------
Liabilities in excess of other assets - (0.2)%                                                      (2,693)
                                                                                          -----------------
                                                                                          -----------------
TOTAL NET ASSETS - 100.0%                                                                      $ 1,781,220
                                                                                          =================
                                                                                          =================


(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at November 30, 2001.
(c)  American Depository Receipts

See accompanying notes which are an integral part of the financial statements.

The Education Fund
Statement of Assets & Liabilities  - November 30, 2001



Assets
Investment in securities, at value (cost $1,769,695)                                   $ 1,783,913
Dividends receivable                                                                           555
Interest receivable                                                                            165
                                                                                 ------------------
     Total assets                                                                        1,784,633
                                                                                 ------------------

Liabilities
Accrued investment advisory fee payable                                                      3,047
12b-1 Fees Accrued                                                                             366
                                                                                 ------------------
     Total liabilities                                                                       3,413
                                                                                 ------------------

Net Assets                                                                             $ 1,781,220
                                                                                 ==================

Net Assets consist of:
Paid in capital                                                                          1,750,000
Accumulated undistributed net realized gain on investments                                  17,002
Net unrealized appreciation on investments                                                  14,218
                                                                                 ------------------

Net Assets, for 181,878 shares                                                         $ 1,781,220
                                                                                 ==================

Net Asset Value

Net Assets
Offering price and redemption price per share ($1,781,220 / 181,878)                        $ 9.79
                                                                                 ==================

See accompanying notes which are an integral part of the financial statements.

The Education Fund
Statement of Operations
for the period December 12, 2000 (Commencement of Operations) through November 30, 2001


Investment Income
Dividend income                                                                                               $ 1,478
Interest income                                                                                                 7,980
                                                                                                   -------------------
                                                                                                   -------------------
Total Income                                                                                                    9,458
                                                                                                   -------------------

Expenses
Investment advisory fee                                                                                        11,664
Operational servicing fee                                                                                       5,850
12b-1 fees expense                                                                                              2,927
                                                                                                   -------------------
                                                                                                   -------------------
   Total operating expenses                                                                                    20,441
                                                                                                   -------------------

Net Investment Income (Loss)                                                                                  (10,983)
                                                                                                   -------------------

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments                                                                        27,985
Net change in unrealized appreciation (depreciation)
   on investment                                                                                               14,218
                                                                                                   -------------------
Net realized and unrealized gain (loss) on investments                                                         42,203
                                                                                                   -------------------

Net increase (decrease) in net assets resulting from operations                                              $ 31,220
                                                                                                   ===================

See accompanying notes which are an integral part of the financial statements.

The Education Fund
Statement of Changes In Net Assets


                                                                                     Period
                                                                                      Ended
                                                                                  November 30,
                                                                                    2001 (a)
                                                                                ----------------------
Increase/(Decrease) in Net Assets
Operations
  Net investment loss                                                                     $ (10,983)
  Net realized gain (loss) on investment securities                                          27,985
  Change in net unrealized appreciation (depreciation)                                       14,218
                                                                                ----------------------
  Net increase (decrease) in net assets resulting from operations                            31,220
                                                                                ----------------------

Capital Share Transactions
  Proceeds from shares sold                                                               1,750,000
  Reinvestment of distributions                                                                   0
  Amount paid for shares repurchased                                                              0
                                                                                ----------------------
  Net increase in net assets resulting
  from capital share transactions                                                         1,750,000
                                                                                ----------------------
                                                                                ----------------------
Total increase in net assets                                                              1,781,220
                                                                                ----------------------

Net Assets
  Beginning of period                                                                             0
                                                                                ----------------------
  End of period                                                                         $ 1,781,220
                                                                                ======================


Capital Share Transactions
  Shares sold                                                                               181,878
  Shares issued in reinvestment of distributions                                                  0
  Shares repurchased                                                                              0
                                                                                ----------------------

  Net increase (decrease) from capital transactions                                         181,878
                                                                                ======================

(a) For the period December 12, 2000 (commencement of operations) through
November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

The Education Fund
Financial Highlights

                                                                                   Period
                                                                                    Ended
                                                                                  November 30,
                                                                                   2001 (a)
                                                                                -----------------
Selected Per Share Data
Net asset value, beginning of period                                                  $ 10.00
                                                                                -----------------
Income from investment operations
  Net investment income (loss)                                                          (0.09)
  Net realized and unrealized gain (loss)                                               (0.12)
                                                                                -----------------
                                                                                -----------------
Total from investment operations                                                        (0.21)
                                                                                -----------------

Distributions to shareholders
  From net investment income                                                             0.00
  From net realized gain                                                                 0.00
                                                                                -----------------
Total distributions                                                                      0.00
                                                                                -----------------

Net asset value, end of period                                                         $ 9.79
                                                                                =================

Total Return                                                                            (2.10)(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                                        $1,781
Ratio of expenses to average net assets                                                 1.75% (c)
Ratio of net investment income to
   average net assets                                                                   (0.94)(c)
Portfolio turnover rate                                                                12.76%

(a) For the period December 12, 2000 (commencement of operations) through November 30, 2001.
(b) For a period of less than a full year, the total return is not annualized.
(c) Annualized

See accompanying notes which are an integral part of the financial statements.

 The Education Fund
                          Notes to Financial Statements
                                November 30, 2001

NOTE 1.  ORGANIZATION

      The Education Fund, Inc. (the "Fund"), was organized as a series of the ATC Funds, Inc., a Maryland Corporation (the "Corporation") on July 16, 1998 and commenced operations on December 12, 2000. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Articles of Incorporation and by laws permit the Board of Directors (the "Board") to issue 500,000,000 shares at .002 par value and have assigned 50,000,000 to Education Fund. The Fund's investment objective is to achieve capital growth while supporting the enhancement of educational opportunities.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations - Shares of the Fund are offered at each share's net asset value ("NAV"). NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available are valued at fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.

     Federal Income Taxes - The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

     Dividends and Distributions - Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio. The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

     Estimates - Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting of tax differences be reclassified to paid in capital and/or net realized gains.

                               The Education Fund
                          Notes to Financial Statements
                          November 30, 2001 - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser

     Avalon Trust Company (the" Adviser"), 125 Lincoln Avenue, Suite 100 Santa Fe, New Mexico 87501, serves as investment adviser to the Fund. The Adviser is a state-regulated independent trust company organized and incorporated under the laws of the State of New Mexico.

     The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Advisory Agreement with the Fund, and manages, or arranges to manage, the daily operations of the Fund under an Operating Services Agreement. For its investment advisory services to the Fund, the Fund pays to the Adviser, on the last day of each month, an annualized fee equal to 1.00% of the average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund. The investment advisory fees paid for the period ended November 30, 2001, were $11,664.

Operating Services Agreement

     The Fund has also entered into an Operating Services Agreement with the Adviser ("Services Agreement"). Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1.   Accounting                                     6.   Custodial
2.   Administrative                                 7.   Fund share distribution
3.   Legal (except litigation)                      8.   Shareholder reporting
4.   Dividend disbursing and transfer agent         9.   Sub-accounting, and
5.   Registrar                                     10.   Record keeping services

     For its services to the Fund under this Agreement, the Fund pays to the Adviser on the last day of each month, a fee equal to .50% of average net asset value of the Fund to be computed daily based upon the net asset value of the Fund. The operating service fees paid for the period ended November 30, 2001 were $5,850.

     Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

     The Adviser, with the Company's consent, has entered into a Mutual Fund Services Agreement with Unified Fund Services, Inc. ("Unified") to provide Transfer Agent and essentially all administrative services for the Fund. The Adviser has also entered into a Distribution Agreement with the Fund and Unified Financial Securities, Inc. ("UFS") wherein UFS will act as principal underwriter for the Fund's shares. All fees owed to Unified and UFS are paid by the advisor.

Distribution Fees

     The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for its No-Load shares, pursuant to which the Fund pays the Adviser a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund's average daily net assets. The Adviser may, in turn, pay such Fees to third parties for eligible services provided by those parties to the Fund. The 12b-1 fees paid for the period ended November 30, 2001 were $2,927.



                               The Education Fund
                          Notes to Financial Statements
                          November 30, 2001 - continued


NOTE 4.  INVESTMENTS

     For the period ended November 30, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $1,637,284 and $112,891, respectively. As of November 30, 2001, the gross unrealized appreciation for all securities totaled $123,809 and the gross unrealized depreciation for all securities totaled $109,591 for a net unrealized appreciation of $14,218. The aggregate cost of securities for federal income tax purposes at November 30, 2001 was $1,769,695.

NOTE 5. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2001, Turtle & Company, held 100% of the Fund's outstanding shares.

o The Shareholders and Board of Trustees
ATC Funds, Inc. - Education Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the ATC Education Fund (one of the portfolios constituting the ATC Funds, Inc.), as of November 30, 2001, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period of December 12, 2000 (commencement of operations) through November 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as November 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ATC Education Fund as of November 30, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the period of December 12, 2000 (commencement of operations) through November 30, 2001, in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 11, 2001